As filed with the Securities and Exchange Commission on April 30, 2003

                                                Securities Act File No. 33-65690
                                        Investment Company Act File No. 811-7850




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Pre-Effective Amendment No. |_|
                                     ------


                       Post-Effective Amendment No. 16 |X|
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|


                                Amendment No. 17


   THE ARMADA ADVANTAGE FUND (formerly known as THE PARKSTONE ADVANTAGE FUND)
               (Exact Name of Registrant as Specified in Charter)
                                 760 Moore Road
                              King of Prussia, PA 19406
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 622-3863

                          W. Bruce McConnel, III, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective:

|_|               immediately upon filing pursuant to paragraph (b)

|X|               on May 1, 2003 pursuant to paragraph (b)

|_|               60 days after filing pursuant to paragraph (a)(1)
|_|               on (date) pursuant to paragraph (a)(l)
|_|               75 days after filing pursuant to paragraph (a)(2)
|_|               on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

[BACKGROUND GRAPHIC OMITTED]


ARMADA ADVANTAGE
EQUITY GROWTH FUND


ARMADA ADVANTAGE
INTERNATIONAL
EQUITY FUND


ARMADA ADVANTAGE
MID CAP GROWTH FUND



                             [COVER GRAPHIC OMITTED]

                             THE ARMADA ADVANTAGE FUND
                                    PROSPECTUS

                                   MAY 1, 2003




INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY



THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.


                     [ARMADA ADVANTAGE LOGO GRAPHIC OMITTED]

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY


ABOUT THIS PROSPECTUS
The Armada Advantage Fund (the Trust) offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the shares of the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund and Armada Advantage Mid Cap Growth Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

ARMADA ADVANTAGE EQUITY GROWTH FUND ..........................           2
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND ...................           4
ARMADA ADVANTAGE MID CAP GROWTH FUND .........................           6
FUND FEES & EXPENSES .........................................           8
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES .......           9
MORE INFORMATION ABOUT FUND INVESTMENTS ......................          10
INVESTOR PROFILES ............................................          11
RELATED FUND PERFORMANCE .....................................          11
INVESTMENT ADVISER AND INVESTMENT TEAMS ......................          12
PURCHASING, SELLING AND EXCHANGING FUND SHARES ...............          12
GENERAL INFORMATION ..........................................          12
DIVIDENDS AND DISTRIBUTIONS ..................................          13
TAXES ........................................................          13
FINANCIAL HIGHLIGHTS .........................................          14
HOW TO OBTAIN MORE INFORMATION ABOUT THE
   ARMADA ADVANTAGE FUND .....................................  BACK COVER

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund is an investment vehicle for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

THE ARMADA ADVANTAGE FUND
ARMADA ADVANTAGE EQUITY GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Advantage Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                       THE ARMADA ADVANTAGE FUND
                                             ARMADA ADVANTAGE EQUITY GROWTH FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
Plot points follow:

2000                   -4.91
2001                  -15.94
2002                  -28.06


            Best Quarter     11.92%   (12/31/01)
            Worst Quarter   -15.87%    (3/31/01)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX.
--------------------------------------------------------------------------------
                                                       SINCE       DATE OF
                                          1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Advantage Equity Growth Fund      -28.06%      -12.02%      9/13/99
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees
or expenses)                             -22.10%      -10.26%   Since 8/31/99
--------------------------------------------------------------------------------
1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 8 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

THE ARMADA ADVANTAGE FUND
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies
risk, country risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Advantage International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

                                                       THE ARMADA ADVANTAGE FUND
                                      ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                           CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
Plot points follow:

1994                   -6.76
1995                    9.74
1996                   15.41
1997                    2.13
1998                   11.61
1999                   55.70
2000                  -18.27
2001                  -25.59
2002                  -18.10

            Best Quarter     38.67%   (12/31/99)
            Worst Quarter   -20.05%    (9/30/02)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE.

--------------------------------------------------------------------------------
                                                          SINCE       DATE OF
CLASS I SHARES                      1 YEAR     5 YEARS  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Advantage International
   Equity Fund                     -18.10%      -2.85%     0.84%     9/23/93
MSCI EAFE Index 1
(reflects no deduction for fees
or expenses)                       -15.94%      -2.89%     1.30% Since 9/30/93
--------------------------------------------------------------------------------
1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.

FUND FEES AND EXPENSES
See page 8 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

THE ARMADA ADVANTAGE FUND
ARMADA ADVANTAGE MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Advantage Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                       THE ARMADA ADVANTAGE FUND
                                            ARMADA ADVANTAGE MID CAP GROWTH FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
Plot points follow:

1994                   -5.21
1995                   29.05
1996                   17.36
1997                   12.58
1998                   10.33
1999                   44.36
2000                   -8.86
2001                  -19.72
2002                  -31.48

            Best Quarter     33.69%   (12/31/99)
            Worst Quarter   -27.39%    (9/30/01)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX.

--------------------------------------------------------------------------------
                                                          SINCE       DATE OF
CLASS I SHARES                   1 YEAR       5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Advantage Mid Cap
   Growth Fund                   -31.48%       -4.40%     2.98%       9/23/93
Russell Midcap Growth Index 1
(reflects no deduction for fees
or expenses)                     -27.41%       -1.82%     6.41%   Since 9/30/93
--------------------------------------------------------------------------------
1 THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES AMONG THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 8 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

THE ARMADA ADVANTAGE FUND
FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  ARMADA ADVANTAGE            ARMADA ADVANTAGE            ARMADA ADVANTAGE
                                                    EQUITY GROWTH           INTERNATIONAL EQUITY           MID CAP GROWTH
                                                        FUND                        FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1                              0.75%                       1.15%                       1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                          1.30%                       1.57%                       1.08%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 1                  2.05%                       2.72%                       2.08%
------------------------------------------------------------------------------------------------------------------------------------

1 The Adviser waived fees for the Funds during the most recent fiscal year so that each Fund's actual advisory fees paid and total operating expenses were:

                                   ADVISORY FEES        TOTAL OPERATING EXPENSES
  Equity Growth Fund                  0.00%                      1.30%
  International Equity Fund           0.65%                      2.22%
  Mid Cap Growth Fund                 0.50%                      1.58%

The Adviser expects to continue these waivers so that total operating expenses for the current fiscal year are expected to remain at these levels. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser and Investment Teams."

The amounts set forth above do not reflect the fees and expenses of the insurance contract that are charged by your insurance company, or any fees charged by your qualified pension or retirement plan administrator.

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in The armada advantage fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and do not include fees and expenses charged by your insurance company or qualified pension or retirement plan administrator.

The Examples also assume that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in a Fund would be:

                                                        1 YEAR            3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE EQUITY GROWTH FUND                       $208             $643           $1,103             $2,379
--------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND                 275              844            1,440              3,051
--------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE MID CAP GROWTH FUND                       211              652            1,119              2,410
--------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                      Equity           Foreign
                                    Securities        Securities
--------------------------------------------------------------------------------
  Armada Advantage
  Equity Growth Fund                    []
--------------------------------------------------------------------------------
  Armada Advantage
  International Equity Fund             []                []
--------------------------------------------------------------------------------
  Armada Advantage
  Mid Cap Growth Fund                   []
--------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include publicly- and privately-issued equity securities, such as common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Growth, International Equity and Mid Cap Growth Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each of the Equity Growth and Mid Cap Growth Funds may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of these Funds' principal investment strategies.

The Trust has received an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada Funds, another investment company managed by the Adviser. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.


--------------------------------------------------------------------------------
FUND                      MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Equity Growth Fund        Investors seeking capital appreciation who are willing
                          to accept the risks of investing in a fund that
                          invests primarily in common stocks of large cap
                          companies
--------------------------------------------------------------------------------
International Equity Fund Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that
                          invests primarily in common stocks of foreign
                          companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund       Investors seeking capital appreciation who are willing
                          to accept the risks of investing in a fund that
                          invests primarily in growth-oriented common stocks of
                          mid cap companies
--------------------------------------------------------------------------------

RELATED FUND PERFORMANCE
ARMADA ADVANTAGE EQUITY GROWTH FUND

The performance shown below is that of the Armada Equity Growth Fund. The Armada Advantage Equity Growth Fund and the Armada Equity Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The Armada Advantage Equity Growth Fund's "Total Operating Expenses" are higher than those of the Armada Equity Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Equity Growth Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Equity Growth Fund does not necessarily indicate how the Armada Advantage Equity Growth Fund has performed in the past or will perform in the future.

THIS TABLE COMPARES THE ARMADA EQUITY GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX.

                                                                                                 SINCE           DATE OF
                                                  1 YEAR         5 YEARS       10 YEARS        INCEPTION       INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund (Class I Shares)        -28.17%        -1.99%          6.61%           8.47%         12/20/89
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1             -22.10%        -0.58%          9.34%           9.67%      since 12/31/89
------------------------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely-recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2002, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended December 31, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                         ENDED DECEMBER  31, 2002
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Equity Growth Fund                      Growth Equity Investment Management Team                       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
International Equity Fund            International Equity Investment Management Team                   0.65%
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Mid Cap Growth Fund                     Growth Equity Investment Management Team                       0.50%
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

Investors may not purchase or redeem shares of the Funds directly. The Funds offer their shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and to other entities under qualified pension and retirement plans (collectively, Participating Entities). The Participating Entities' contract prospectus of each plan describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts. The Funds do not assess any fees when investors purchase or redeem shares. Surrender charges, mortality and expense risk fees, and other charges may be assessed by Participating Entities. These fees should be described in the Participating Entities' contract prospectus. The Trust assumes no responsibility for such contract prospectuses.

GENERAL INFORMATION

Shares may be purchased by your Participating Entity on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:

      (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

      (b) the NYSE is closed for other than customary weekend and holiday closings;

      (c) the SEC has by order permitted such suspension; or

      (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

A Fund may reject any purchase or redemption order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The Participating Entity's price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your Participating Entity's purchase or redemption order.

Each Fund calculates its NAV once each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). So, for the Participating Entity to receive the current Business Day's NAV, generally a Fund must receive your Participating Entity's purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of portfolio securities, if any, to their shareholders. The net investment income of the Funds consists of all dividends or interest received by the Funds, less expenses (including advisory and administrative fees). The Funds will declare and distribute income dividends annually. All net short-term and long-term capital gains of the Funds, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Funds at net asset value, as of the payment date for the distributions.

TAXES

Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains, provided that the Fund distributes them each year.

Each Fund also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the owners of such contracts and policies should not be subject to federal income tax on dividends and distributions from the Fund to the participating insurance companies' separate accounts.

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR
SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. Total returns do not reflect the fees and expenses of an insurance company separate account or any fees charged in connection with a qualified retirement plan.

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the Funds' annual report. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).


THE ARMADA ADVANTAGE FUND
SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31,

         NET ASSET                    REALIZED AND    DIVIDENDS   DISTRIBUTIONS                                            RATIO OF
           VALUE,          NET         UNREALIZED      FROM NET      FROM NET       NET ASSET               NET ASSETS     EXPENSES
         BEGINNING     INVESTMENT     GAINS (LOSSES)  INVESTMENT     REALIZED      VALUE, END     TOTAL       END OF      TO AVERAGE
         OF PERIOD    INCOME (LOSS)   ON SECURITIES     INCOME     CAPITAL GAINS    OF PERIOD    RETURN    PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  2002   $ 9.11          $(0.01)(1)       $(2.55)       $(0.00)(2)    $(0.00)        $ 6.55       (28.06)%    $ 4,083         1.30%
  2001    10.84            0.00(1)         (1.73)        (0.00)        (0.00)          9.11       (15.94)       5,570         0.94
  2000    11.40            0.00            (0.56)        (0.00)        (0.00)         10.84        (4.91)       5,970         0.92
  1999(3) 10.00            0.00             1.40         (0.00)        (0.00)         11.40        14.00        5,700         1.00
------------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  2002   $ 7.58           $0.01(1)        $(1.39)       $(0.00)       $(0.00)        $ 6.20       (18.10)%    $ 8,262         2.22%
  2001    12.05           (0.03)(1)        (3.19)        (0.00)        (1.25)          7.58       (25.59)      11,404         2.28
  2000    20.51           (0.18)(1)        (3.22)        (0.00)        (5.06)         12.05       (18.27)      16,253         2.30
  1999    13.83           (0.10)(1)         7.54         (0.00)        (0.76)         20.51        55.70       20,584         2.01
  1998    12.44           (0.10)            1.55         (0.00)        (0.06)         13.83        11.61       18,371         2.05
------------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  2002   $ 4.13          $(0.04)(1)       $(1.26)       $(0.00)       $(0.00)        $ 2.83       (31.48)%    $ 6,487         1.58%
  2001    13.63           (0.07)(1)        (4.00)        (0.00)        (5.43)          4.13       (19.72)      11,944         1.35
  2000    21.27           (0.19)(1)        (0.29)        (0.00)        (7.16)         13.63        (8.86)      17,882         1.51
  1999    15.70           (0.41)            7.08         (0.00)        (1.10)         21.27        44.36       22,967         1.59
  1998    14.23           (0.16)            1.63         (0.00)        (0.00)         15.70        10.33       29,066         1.51


                                              RATIO         RATIO OF NET
                            RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                               INVESTMENT    TO AVERAGE  (LOSS) TO AVERAGE
                            INCOME (LOSS)  NET ASSETS       NET ASSETS        PORTFOLIO
                              TO AVERAGE   (BEFORE FEE      (BEFORE FEE       TURNOVER
                              NET ASSETS      WAIVERS)         WAIVERS)         RATE
-------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
-------------------------------------------------------------------------------------------
  2002                          (0.15)%         2.05%          (0.90)%            60%
  2001                           0.05           1.69           (0.70)             36
  2000                           0.02           1.67           (0.73)             28
  1999(3)                       (0.09)          1.75           (0.84)             26
-------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------
  2002                           0.16%          2.72%          (0.34)%            78%
  2001                          (0.34)          2.78           (0.84)            131
  2000                          (1.08)          2.56           (1.34)            137
  1999                          (0.69)          2.01           (0.69)            115
  1998                          (0.66)          2.11           (0.72)             73
-------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------
  2002                          (1.23)%         2.08%          (1.73)%            59%
  2001                          (0.88)          1.85           (1.38)             89
  2000                          (0.91)          1.61           (1.01)            191
  1999                          (1.09)          1.59           (1.09)            139
  1998                          (0.98)          1.57           (1.04)             71


(1) Per share data calculated using average shares outstanding method.
(2) Amount represents less that $0.01 per share.
(3) Equity Growth Fund commenced operations on September 13, 1999. All ratios for the period have been annualized.

                                      NOTES

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406


                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


JOHN G. BREEN
 Retired Chairman and CEO,
     The Sherwin Williams Co.
 Director:
 The Sherwin Williams Co.
 Parker Hannifin Corp.
 Mead Westvaco Corp.
 Goodyear Tire & Rubber Co.
 The Stanley Works


JOHN F. DURKOTT
 President and Chief Executive Officer,
     Kittle's Home Furnishings Center, Inc.


 ROBERT J. FARLING
 Retired Chairman, President and Chief Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business and Economics, University of Kentucky
 Director:
 Foam Design, Inc.
 The Seed Corporation
 Office Suites Plus, Inc.
 ihigh, Inc.


GERALD L. GHERLEIN
 Retired Executive Vice President and
     General Counsel, Eaton Corporation


KATHLEEN A. OBERT
 Chairman and Chief Executive Officer,
     Edward Howard & Co.


J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

The Armada Advantage Fund Trustees also serve as Trustees of The Armada Funds.

                               [ARMADA ADVANTAGE LOGO OMITTED]

INVESTMENT ADVISER:


NATIONAL CITY
INVESTMENT MANAGEMENT COMPANY


1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about The Armada Advantage Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:
By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
760 Moore Road
King of Prussia, PA 19406

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Armada Advantage Fund, from the EDGAR Database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

The Armada Advantage Fund's Investment Company Act registration number is 811-7850.

[Background Graphic Omitted]


Armada Advantage
Equity Growth Fund

Armada Advantage
International Equity Fund

Armada Advantage
Mid Cap Growth Fund

Armada Advantage
Small Cap Growth Fund

Armada Advantage
Balanced Allocation Fund

Armada Advantage
Bond Fund

                            [Cover Graphic Omitted]

                           THE ARMADA ADVANTAGE FUND
                                   PROSPECTUS

                                  MAY 1, 2003

Investment Adviser:
National City Investment
Management Company


THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.


                                                 [ARMADA ADVANTAGE LOGO OMITTED]

                                INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY


                             ABOUT THIS PROSPECTUS


The Armada Advantage Fund (the Trust) offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the shares of the Funds (the Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, Armada Advantage Small Cap Growth Fund, Armada Advantage Balanced Allocation Fund and Armada Advantage Bond Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


ARMADA ADVANTAGE EQUITY GROWTH FUND ................................     2
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND .........................     4
ARMADA ADVANTAGE MID CAP GROWTH FUND ...............................     6
ARMADA ADVANTAGE SMALL CAP GROWTH FUND .............................     8
ARMADA ADVANTAGE BALANCED ALLOCATION FUND ..........................    10
ARMADA ADVANTAGE BOND FUND .........................................    12
FUND FEES & EXPENSES ...............................................    14
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES .............    15
MORE INFORMATION ABOUT FUND INVESTMENTS ............................    17
INVESTOR PROFILES ..................................................    18
RELATED FUND PERFORMANCE ...........................................    18
INVESTMENT ADVISER AND INVESTMENT TEAMS ............................    20
PURCHASING, SELLING AND EXCHANGING FUND SHARES .....................    21
DIVIDENDS AND DISTRIBUTIONS ........................................    22
TAXES ..............................................................    22
FINANCIAL HIGHLIGHTS ...............................................    23
HOW TO OBTAIN MORE INFORMATION ABOUT THE
   ARMADA ADVANTAGE FUND ...................................    BACK COVER

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund is an investment vehicle for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS
ARMADA ADVANTAGE EQUITY GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Armada Advantage Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

                                                                    EQUITY FUNDS
                                             ARMADA ADVANTAGE EQUITY GROWTH FUND


This bar chart shows changes in the performance of the Fund's shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

2000      -4.91
2001     -15.94
2002     -28.06

            Best Quarter     11.92%   (12/31/01)
            Worst Quarter   -15.87%    (3/31/01)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX.
--------------------------------------------------------------------------------
                                                          SINCE      DATE OF
                                                1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Advantage Equity Growth Fund             -28.06%  -12.02%     9/13/99
S&P 500 Composite Stock Price Index (1)
(reflects no deduction for fees or expenses)    -22.10%  -10.26%   Since 8/31/99
--------------------------------------------------------------------------------


1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Armada Advantage International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect

                                                                    EQUITY FUNDS
                                      ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND

the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.


COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

1994              -6.76
1995               9.74
1996              15.41
1997               2.13
1998              11.61
1999              55.70
2000             -18.27
2001             -25.59
2002             -18.10

            Best Quarter     38.67%   (12/31/99)
            Worst Quarter   -20.05%    (9/30/02)



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE.
--------------------------------------------------------------------------------
                                                        SINCE        DATE OF
                                1 YEAR    5 YEARS     INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Advantage International
 Equity Fund                   -18.10%     -2.85%       0.84%        9/23/93
MSCI EAFE Index(1)
(reflects no deduction for fees
or expenses)                   -15.94%     -2.89%       1.30%    Since 9/30/93
--------------------------------------------------------------------------------
1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST
  (MSCI EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.


FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ARMADA ADVANTAGE MID CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY


INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Armada Advantage Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS
                                            ARMADA ADVANTAGE MID CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
1994        -5.21
1995        29.05
1996        17.36
1997        12.58
1998        10.33
1999        44.36
2000        -8.86
2001       -19.72
2002       -31.48


            Best Quarter     33.69%   (12/31/99)
            Worst Quarter   -27.39%    (9/30/01)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX.
--------------------------------------------------------------------------------
                                                        SINCE       DATE OF
                                1 YEAR     5 YEARS    INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Advantage Mid Cap
 Growth Fund                    -31.48%     -4.40%      2.98%       9/23/93
Russell Midcap Growth Index (1)
(reflects no deduction for fees
or expenses)                    -27.41%     -1.82%      6.41%     Since 9/30/93
--------------------------------------------------------------------------------
1 THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN
  THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE
  OF THE 800 SMALLEST COMPANIES AMONG THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ARMADA ADVANTAGE SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Advantage Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS
                                          ARMADA ADVANTAGE SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
1994         5.27
1995        35.66
1996        29.66
1997        -5.47
1998        -2.51
1999        31.24
2000       -16.75
2001        -9.41
2002       -40.27


            Best Quarter     35.84%   (12/31/99)
            Worst Quarter   -26.39%    (9/30/01)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.
--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
                               1 YEAR     5 YEARS     INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Advantage Small Cap
 Growth Fund                   -40.27%     -10.43%      1.13%        9/23/93
Russell 2000 Growth Index(1)
(reflects no deduction for fees
or expenses)                   -30.26%      -6.59%      1.74%    Since 9/30/93
--------------------------------------------------------------------------------
1 THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
  INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUND
ARMADA ADVANTAGE BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Armada Advantage Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

                                                           ASSET ALLOCATION FUND
                                       ARMADA ADVANTAGE BALANCED ALLOCATION FUND


ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not yet commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUND
ARMADA ADVANTAGE BOND FUND

--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Advantage Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

                                                               FIXED INCOME FUND
                                                      ARMADA ADVANTAGE BOND FUND

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:
1994         -5.38
1995         16.97
1996          1.80
1997          7.69
1998          6.71
1999         -1.96
2000          7.84
2001          6.32
2002          8.97


            Best Quarter      6.03%    (6/30/95)
            Worst Quarter    -3.61%    (3/31/94)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX.
--------------------------------------------------------------------------------
                                                           SINCE        DATE OF
                                   1 YEAR     5 YEARS    INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Advantage Bond Fund          8.97%       5.50%      5.06%       9/23/93
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees
or expenses)                       10.27%       7.54%      7.07%  Since 9/30/93
--------------------------------------------------------------------------------
1 THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF U.S. GOVERNMENT AND AGENCY SECURITIES AND INVESTMENT GRADE CORPORATE BONDS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES.


FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES & EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                      ARMADA           ARMADA          ARMADA
                                 ARMADA             ARMADA           ADVANTAGE        ADVANTAGE       ADVANTAGE      ARMADA
                                ADVANTAGE          ADVANTAGE          MID CAP         SMALL CAP       BALANCED      ADVANTAGE
                              EQUITY GROWTH      INTERNATIONAL        GROWTH           GROWTH        ALLOCATION       BOND
                                  FUND            EQUITY FUND          FUND             FUND            FUND          FUND

---------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------
Investment Advisory Fees          0.75%(1)           1.15%(1)          1.00%(1)         1.00%          0.75%(2)       0.55%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                    1.30%              1.57%             1.08%            1.15%          1.30%(3)       1.45%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses               2.05%(1)           2.72%(1)          2.08%(1)         2.15%          2.05%(2)       2.00%
------------------------------------------------------------------------------------------------------------------------------------

1 The Adviser waived fees for these Funds during the most recent fiscal year so that each Fund's actual advisory fees paid and total operating expenses were:

                                     ADVISORY FEES      TOTAL OPERATING EXPENSES
 Equity Growth Fund                      0.00%                    1.30%
 International Equity Fund               0.65%                    2.22%
 Mid Cap Growth Fund                     0.50%                    1.58%

The Adviser expects to continue these waivers so that total operating expenses for the current fiscal year are expected to remain at these levels. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time.

2 The Adviser plans to waive its fees during the Balanced Allocation Fund's first year of operations. With these fee waivers, the Fund's actual total operating expenses for the year are expected to be 1.30%.

3 Other expenses for the Balanced Allocation Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams."

The amounts set forth above do not reflect the fees and expenses of the insurance contract that are charged by your insurance company, or any fees charged by your qualified pension or retirement plan administrator.
--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the Armada Advantage Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and do not include fees and expenses charged by your insurance company or qualified pension or retirement plan administrator.

The Examples also assume that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in a Fund would be:

                                                        1 YEAR            3 YEARS          5 YEARS          10 YEARS

---------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE EQUITY GROWTH FUND                       $208             $643           $1,103             $2,379
---------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND                 275              844            1,440              3,051
---------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE MID CAP GROWTH FUND                       211              652            1,119              2,410
---------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE SMALL CAP GROWTH FUND                     218              673            1,154              2,483
---------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE BALANCED ALLOCATION FUND                  208              643              N/A                N/A
---------------------------------------------------------------------------------------------------------------------
ARMADA ADVANTAGE BOND FUND                                 203              627            1,078              2,327
---------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific types of investments in which each Fund primarily invests.

------------------------------------------------------------------------------------------------------------------------------------
                                               Equity   Convertible  Fixed Income  Government Mortgage-Backed Asset-Backed  Foreign
                                             Securities  Securities   Securities   Securities    Securities    Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
   Armada Advantage Equity Growth Fund          [ ]
------------------------------------------------------------------------------------------------------------------------------------
   Armada Advantage International Equity Fund   [ ]                                                                            [ ]
------------------------------------------------------------------------------------------------------------------------------------
   Armada Advantage Mid Cap Growth Fund         [ ]
------------------------------------------------------------------------------------------------------------------------------------
   Armada Advantage Small Cap Growth Fund       [ ]
------------------------------------------------------------------------------------------------------------------------------------
   Armada Advantage Balanced Allocation Fund    [ ]         [ ]          [ ]            [ ]           [ ]           [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------
   Armada Advantage Bond Fund                                            [ ]            [ ]           [ ]           [ ]
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly- and privately-issued equity securities, such as common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Growth, International Equity, Mid Cap Growth, Small Cap Growth and Balanced Allocation Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

MORTGAGE-BACKED SECURITIES


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, thereby exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each of the Equity Growth, Mid Cap Growth, Small Cap Growth and Balanced Allocation Funds may invest up to 20% of its total assets at the time of purchase in foreign securities. Except for the Balanced Allocation Fund, such investments are not used as part of these Funds' principal investment strategies.


The Trust has received an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada Funds, another investment company managed by the Adviser. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Equity Growth Fund          Investors seeking capital appreciation who are
                            willing to accept the risks of investing in a fund
                            that invests primarily in common stocks of large
                            cap companies
--------------------------------------------------------------------------------
International Equity Fund   Investors seeking capital appreciation who are
                            willing to accept the risks of investing in a fund
                            that invests primarily in common stocks of foreign
                            companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund         Investors seeking capital appreciation who are
                            willing to accept the risks of investing in a fund
                            that invests primarily in growth-oriented common
                            stocks of mid cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund       Investors seeking capital appreciation who are
                            willing to accept the risks of investing in a fund
                            that invests primarily in growth-oriented common
                            stocks of small cap companies
--------------------------------------------------------------------------------
Balanced Allocation Fund    Investors seeking broad diversification by asset
                            class and style to manage risk and provide the
                            potential for above average total returns (as
                            measured by the returns of the S&P 500 Composite
                            Stock Price Index and the Lehman U.S. Aggregate Bond
                            Index)
--------------------------------------------------------------------------------
Bond Fund                   Investors seeking current income who are willing to
                            accept the risks of investing in a fund that invests
                            primarily in fixed income securities
--------------------------------------------------------------------------------


RELATED FUND PERFORMANCE


ARMADA ADVANTAGE EQUITY GROWTH FUND

The performance shown below is that of the Armada Equity Growth Fund. The Armada Advantage Equity Growth Fund and the Armada Equity Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The Armada Advantage Equity Growth Fund's "Total Operating Expenses" are higher than those of the Armada Equity Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Equity Growth Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Equity Growth Fund does not necessarily indicate how the Armada Advantage Equity Growth Fund has performed in the past or will perform in the future.


THIS TABLE COMPARES THE ARMADA EQUITY GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX.

                                                                                                SINCE          DATE OF
                                                  1 YEAR         5 YEARS       10 YEARS        INCEPTION       INCEPTION
--------------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund (Class I Shares)        -28.17%        -1.99%          6.61%           8.47%         12/20/89
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index1              -22.10%        -0.58%          9.34%           9.67%      since 12/31/89
--------------------------------------------------------------------------------------------------------------------------


1 The S&P 500 Composite Stock Price Index is a widely-recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

ARMADA ADVANTAGE BALANCED ALLOCATION FUND

This Fund is new and has no performance history. The performance shown below is that of the Armada Balanced Allocation Fund. The Armada Advantage Balanced Allocation Fund and the Armada Balanced Allocation Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio team of the Adviser. The Armada Advantage Balanced Allocation Fund's "Total Operating Expenses" are higher than those of the Armada Balanced Allocation Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Balanced Allocation Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Balanced Allocation Fund does not necessarily indicate how the Armada Advantage Balanced Allocation Fund will perform in the future.


THIS TABLE COMPARES THE ARMADA BALANCED ALLOCATION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN U.S. AGGREGATE BOND INDEX AND THE ADVISER-CALCULATED BALANCED ALLOCATION HYBRID INDEX.

                                                          SINCE        DATE OF
                                              1 YEAR    INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund
  (Class I Shares)                           -13.69%    -0.09%        7/10/98
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)       -22.10%    -4.03%     since 6/30/98
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(2)           10.27%     7.59%     since 6/30/98
--------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark(3)       -9.81%     1.00%     since 6/30/98
--------------------------------------------------------------------------------

1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

2 The Lehman U.S. Aggregate Bond Index is an unmanaged index generally representative of U.S. government and agency securities and investment grade corporate bonds, mortgage-backed securities and asset-backed securities.


3 The Balanced Allocation Hybrid Benchmark is a blend of 60% S&P 500 Composite
  Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

INVESTMENT ADVISER AND
INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2002, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended December 31, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                         ENDED DECEMBER  31, 2002
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Equity Growth Fund                      Growth Equity Investment Management Team                       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
International Equity Fund            International Equity Investment Management Team                   0.65%
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Mid Cap Growth Fund                     Growth Equity Investment Management Team                       0.50%
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Small Cap Growth Fund                   Growth Equity Investment Management Team                       1.00%
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Balanced Allocation Fund               Asset Allocation Investment Management Team                    0.75%1
------------------------------------------------------------------------------------------------------------------------------------
Armada Advantage
Bond Fund                                 Taxable Fixed Income Management Team                         0.55%
------------------------------------------------------------------------------------------------------------------------------------


1 The Armada Advantage Balanced Allocation Fund was not in operation during the last fiscal year. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

Investors may not purchase or redeem shares of the Funds directly. The Funds offer their shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and to other entities under qualified pension and retirement plans (collectively, Participating Entities). The Participating Entities' contract prospectus of each plan describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts. The Funds do not assess any fees when investors purchase or redeem shares. Surrender charges, mortality and expense risk fees, and other charges may be assessed by Participating Entities. These fees should be described in the Participating Entities' contract prospectus. The Trust assumes no responsibility for such contract prospectuses.


GENERAL INFORMATION

Shares may be purchased by your Participating Entity on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:

      (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

      (b) the NYSE is closed for other than customary weekend and holiday closings;

      (c) the SEC has by order permitted such suspension; or

      (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

A Fund may reject any purchase or redemption order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The Participating Entity's price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your Participating Entity's purchase or redemption order.

Each Fund calculates its NAV once each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). So, for the Participating Entity to receive the current Business Day's NAV, generally a Fund must receive your Participating Entity's purchase order before 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of portfolio securities, if any, to their shareholders. The net investment income of the Funds consists of all dividends or interest received by the Funds, less expenses (including advisory and administrative fees). The Funds will declare and distribute income dividends annually. All net short-term and long-term capital gains of the Funds, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Funds at net asset value, as of the payment date for the distributions.

TAXES

Each of the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Bond Fund qualified during its last taxable year and intends to continue to qualify, and the Balanced Allocation Fund intends to qualify when it begins operations, as a "regulated investment company" for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains, provided that the Fund distributes them each year.


Each Fund also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the owners of such contracts and policies should not be subject to federal income tax on dividends and distributions from the Fund to the participating insurance companies' separate accounts.

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. Total returns do not reflect the fees and expenses of an insurance company separate account or any fees charged in connection with a qualified retirement plan. During the periods covered by these tables, the Armada Advantage Balanced Allocation Fund had not yet commenced investment operations. Accordingly, no information is presented for this Fund.

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the Funds' annual report. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).


THE ARMADA ADVANTAGE FUND
SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31,


         NET ASSET                  REALIZED AND    DIVIDENDS    DISTRIBUTIONS                                       RATIO OF
           VALUE,          NET       UNREALIZED      FROM NET      FROM NET      NET ASSET             NET ASSETS    EXPENSES
         BEGINNING     INVESTMENT   GAINS (LOSSES)  INVESTMENT     REALIZED     VALUE, END    TOTAL      END OF     TO AVERAGE
         OF PERIOD   INCOME (LOSS)  ON SECURITIES     INCOME    CAPITAL GAINS    OF PERIOD   RETURN   PERIOD (000)   NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
  2002    $ 9.11        $(0.01)(1)    $(2.55)         $(0.00)(2)    $(0.00)       $ 6.55      (28.06)%   $ 4,083        1.30%
  2001     10.84          0.00(1)      (1.73)          (0.00)        (0.00)         9.11      (15.94)      5,570        0.94
  2000     11.40          0.00         (0.56)          (0.00)        (0.00)        10.84       (4.91)      5,970        0.92
  1999(3)  10.00          0.00          1.40           (0.00)        (0.00)        11.40       14.00       5,700        1.00
--------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
  2002    $ 7.58         $0.01(1)     $(1.39)         $(0.00)       $(0.00)       $ 6.20      (18.10)%   $ 8,262        2.22%
  2001     12.05         (0.03)(1)     (3.19)          (0.00)        (1.25)         7.58      (25.59)     11,404        2.28
  2000     20.51         (0.18)(1)     (3.22)          (0.00)        (5.06)        12.05      (18.27)     16,253        2.30
  1999     13.83         (0.10)(1)      7.54           (0.00)        (0.76)        20.51       55.70      20,584        2.01
  1998     12.44         (0.10)         1.55           (0.00)        (0.06)        13.83       11.61      18,371        2.05
--------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
  2002    $ 4.13        $(0.04)(1)    $(1.26)         $(0.00)       $(0.00)       $ 2.83      (31.48)%   $ 6,487        1.58%
  2001     13.63         (0.07)(1)     (4.00)          (0.00)        (5.43)         4.13      (19.72)     11,944        1.35
  2000     21.27         (0.19)(1)     (0.29)          (0.00)        (7.16)        13.63       (8.86)     17,882        1.51
  1999     15.70         (0.41)         7.08           (0.00)        (1.10)        21.27       44.36      22,967        1.59
  1998     14.23         (0.16)         1.63           (0.00)        (0.00)        15.70       10.33      29,066        1.51
--------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
  2002    $ 9.76        $(0.14)(1)    $(3.79)         $(0.00)       $(0.00)       $ 5.83      (40.27)%   $ 4,903        2.15%
  2001     15.41         (0.19)(1)     (2.06)          (0.00)        (3.40)         9.76       (9.41)      9,650        1.87
  2000     20.77         (0.16)(1)     (2.85)          (0.00)        (2.35)        15.41      (16.75)     12,264        1.67
  1999     16.69         (0.22)         5.16           (0.00)        (0.86)        20.77       31.24      16,473        1.65
  1998     17.12         (0.20)        (0.23)          (0.00)        (0.00)        16.69       (2.51)     22,454        1.53
--------------------------------------------------------------------------------------------------------------------------------
 BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
  2002     $9.64         $0.37(1)     $ 0.50          $(0.56)       $(0.00)        $9.95        8.97%    $ 4,540        2.00%
  2001(4)   9.68          0.46(1)       0.14           (0.64)        (0.00)         9.64        6.32       5,683        1.72
  2000      9.72          0.67          0.07           (0.78)        (0.00)         9.68        7.84       6,438        1.71
  1999     10.92          0.96         (1.19)          (0.83)        (0.14)         9.72       (1.96)      7,470        1.29
  1998     10.70          0.51          0.20           (0.49)        (0.00)        10.92        6.71      12,337        1.44


                          RATIO         RATIO OF NET
        RATIO OF NET    OF EXPENSES    INVESTMENT INCOME
         INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
       INCOME (LOSS)    NET ASSETS        NET ASSETS        PORTFOLIO
        TO AVERAGE    (BEFORE FEE       (BEFORE FEE         TURNOVER
        NET ASSETS       WAIVERS)          WAIVERS)           RATE
--------------------------------------------------------------------------
 EQUITY GROWTH FUND
--------------------------------------------------------------------------
  2002     (0.15)%         2.05%             (0.90)%            60%
  2001      0.05           1.69              (0.70)             36
  2000      0.02           1.67              (0.73)             28
  1999(3)  (0.09)          1.75              (0.84)             26
--------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUN
--------------------------------------------------------------------------
  2002      0.16%          2.72%             (0.34)%            78%
  2001     (0.34)          2.78              (0.84)            131
  2000     (1.08)          2.56              (1.34)            137
  1999     (0.69)          2.01              (0.69)            115
  1998     (0.66)          2.11              (0.72)             73
--------------------------------------------------------------------------
 MID CAP GROWTH FUND
--------------------------------------------------------------------------
  2002     (1.23)%         2.08%             (1.73)%            59%
  2001     (0.88)          1.85              (1.38)             89
  2000     (0.91)          1.61              (1.01)            191
  1999     (1.09)          1.59              (1.09)            139
  1998     (0.98)          1.57              (1.04)             71
--------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
--------------------------------------------------------------------------
  2002     (1.87)%         2.15%             (1.87)%           126%
  2001     (1.51)          1.87              (1.51)            153
  2000     (0.80)          1.67              (0.80)            145
  1999     (1.08)          1.65              (1.08)            135
  1998     (1.14)          1.60              (1.21)             83
--------------------------------------------------------------------------
 BOND FUND
--------------------------------------------------------------------------
  2002      3.75%          2.00%              3.75%             87%
  2001(4)   4.64           1.72               4.64              55
  2000      5.45           1.71               5.45             127
  1999      5.25           1.29               5.25             242
  1998      5.00           1.50               4.94             190


(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) AMOUNT REPRESENTS LESS THAT $0.01 PER SHARE.
(3) EQUITY GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 13, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE BOND FUND IMPLEMENTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE, AUDITS OF INVESTMENT COMPANIES, AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $0.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.55% TO 4.64%.

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114



                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406



                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES
--------------------------------------------------------------------------------
ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.

JOHN G. BREEN
Retired Chairman and CEO,
     The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
     Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
     General Counsel, Eaton Corporation

KATHLEEN A. OBERT
 Chairman and Chief Executive Officer,
     Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company




 The Armada Advantage Fund Trustees also serve as Trustees of The Armada Funds.

                                                 [ARMADA ADVANTAGE LOGO OMITTED]

INVESTMENT ADVISER:


NATIONAL CITY.
INVESTMENT MANAGEMENT COMPANY


1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114






More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about The Armada Advantage Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:
By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
760 Moore Road
King of Prussia, PA 19406

FROM THE SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Armada Advantage Fund, from the EDGAR Database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

The Armada Advantage Fund's Investment Company Act registration number is 811-7850.

[ARMADA ADVANTAGE LOGO OMITTED]

                                                         ARM-PS-017-0100 (05/03)

                            THE ARMADA ADVANTAGE FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2003



                       ARMADA ADVANTAGE EQUITY GROWTH FUND
                   ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
                      ARMADA ADVANTAGE MID CAP GROWTH FUND
                     ARMADA ADVANTAGE SMALL CAP GROWTH FUND
                    ARMADA ADVANTAGE BALANCED ALLOCATION FUND
                           ARMADA ADVANTAGE BOND FUND



         This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Prospectuses for The Armada Advantage Fund dated May 1, 2003, as they may be supplemented or amended from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. The Funds' audited financial statements and highlights appearing in the 2002 Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. Copies of the Prospectuses and the 2002 Annual Report to Shareholders may be obtained without charge, upon request, by writing The Armada Advantage Fund at 760 Moore Road, King of Prussia, 19406, or by calling toll free (800) 622-FUND (3863).

                                TABLE OF CONTENTS

                                                                           PAGE

THE ARMADA ADVANTAGE FUND....................................................1
INVESTMENT OBJECTIVES AND POLICIES...........................................1
         Additional Information on Fund Management...........................1
         Additional Information About the Funds..............................2
         Armada Advantage Equity Growth Fund.................................2
         Armada Advantage International Equity Fund..........................2
         Armada Advantage Mid Cap Growth Fund................................3
         Armada Advantage Small Cap Growth Fund..............................4
         Armada Advantage Balanced Allocation Fund...........................4
         Armada Advantage Bond Fund..........................................5
         Additional Information on Portfolio Investments.....................5
         Ratings ............................................................5

         U.S. Government Obligations and Money Market Instruments............5

         Variable and Floating Rate Instruments..............................7
         Repurchase and Reverse Repurchase Agreements........................8
         Dollar Rolls........................................................9
         Securities Lending..................................................9

         Investment Company Securities.......................................9

         REITs .............................................................11

         Derivative Instruments.............................................11

         Foreign Securities.................................................21
         American, European and Global Depositary Receipts..................22
         Asset-Backed Securities............................................22
         Mortgage-Backed Securities.........................................23
         Convertible Securities.............................................24
         When-Issued, Forward Commitment and
           Delayed Settlement Transactions..................................25
         Guaranteed Investment Contracts....................................26
         Restricted and Illiquid Securities.................................26
         Warrants...........................................................27
         U.S. Treasury Obligations and Receipts.............................27
         Short Sales........................................................27
         Portfolio Turnover.................................................28

         Investment Limitations.............................................28
NET ASSET VALUE.............................................................31
         Valuation of Debt Securities.......................................31
         Valuation of Equity Securities.....................................31
         Valuation of Foreign Securities....................................31
         Other..............................................................32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................32

MANAGEMENT OF THE TRUST.....................................................32

         Nominating Committee...............................................36
         Trustee Ownership of Fund Shares...................................36

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                           PAGE

         Certain Interests of Independent Trustees..........................37
         Board Compensation.................................................37
         Shareholder and Trustee Liability..................................39
         Investment Adviser.................................................39


         Annual Board Approval of Advisory Agreements.......................41

         Portfolio Transactions.............................................42
         Administration and Accounting Services.............................44
         Distributor........................................................45
         Custodian and Transfer Agent.......................................45
         Independent Auditors...............................................46
ADDITIONAL INFORMATION......................................................46
         Description of Shares..............................................46


         Vote of a Majority of the Outstanding Shares.......................47

         Additional Tax Information.........................................48
         Additional Tax Information Concerning the
            International Equity Fund.......................................49
         Codes of Ethics....................................................49

PERFORMANCE INFORMATION.....................................................49
         General............................................................49
         Yields of the Funds................................................50

         Calculation of Total Return........................................51
         Performance Comparisons............................................52
         Miscellaneous......................................................53

APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1

                            THE ARMADA ADVANTAGE FUND


         This SAI should be read in conjunction with a Prospectus for the Funds. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

         The Armada Advantage Fund (the "Trust") is an open-end management investment company which currently is authorized to offer six separate and diversified investment portfolios (collectively, the "Funds" and each individually, a "Fund"), each with a different investment objective. The Trust was organized as a Massachusetts business trust on May 18, 1993. The Trust was established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"), and by other entities under qualified pension and retirement plans. Shares of the Trust are not offered to the general public but solely to such separate accounts.

         The Trust currently offers shares of beneficial interest in the following funds: the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Bond Fund. The Trust is also authorized to offer shares of a sixth fund, the Balanced Allocation Fund, but had not yet done so as of the date of this SAI.


         Prior to May 1, 2000, the Trust was named The Parkstone Advantage Fund. Additionally, prior to May 1, 2000, the International Equity Fund was known as the International Discovery Fund, the Mid Cap Growth Fund was known as the Mid Capitalization Fund and the Small Cap Growth Fund was known as the Small Capitalization Fund. References in this SAI are to the Trust's and the Funds' current names.


         Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses of the Funds described above. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


         Further information on the management strategies, techniques, policies and related matters of National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

ADDITIONAL INFORMATION ABOUT THE FUNDS

         The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectus.

ARMADA ADVANTAGE EQUITY GROWTH FUND


         Under normal conditions, the Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations comparable to that of companies in the S&P 500 Composite Stock Price Index ("S&P 500"). The Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.


ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND


         The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.

         The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

         More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

         The Fund may invest up to 10% of its net assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information on Portfolio Instruments - Foreign Securities" below.


ARMADA ADVANTAGE MID CAP GROWTH FUND


         The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

         Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and in U.S. dollar-denominated commercial paper of a foreign issuer.


         The Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization comparable to companies in the Russell Midcap Growth Index. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

         Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA ADVANTAGE SMALL CAP GROWTH FUND


         The Fund invests primarily in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification.


         Securities held by the Fund generally will be issued by public companies with small capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace. Small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies. However, the positions of small capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA ADVANTAGE BALANCED ALLOCATION FUND

         The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

         The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

         The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Groups ("S&P") or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA ADVANTAGE BOND FUND


         The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman U.S. Aggregate Bond Index as its performance benchmark. The average maturity of the Fund normally will be from four to twelve years.


ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

RATINGS


         Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by various ratings agencies for debt securities which may be held by the Funds.


         All debt obligations, including convertible bonds, purchased by the Funds are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa"), S&P ("AAA," "AA," "A" and "BBB") or Fitch ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Adviser. Debt securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.


         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, as the case may be, may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").


U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS


         Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations") and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

         Examples of the types of Government obligations that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal

Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 15% of a Fund's net assets. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities.


         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Restricted and Illiquid Securities" below.


VARIABLE AND FLOATING RATE INSTRUMENTS

         Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Adviser. No Fund will enter into repurchase agreements with the Adviser or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 15% limit on illiquid securities.


         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

DOLLAR ROLLS


         The Funds may invest in dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a dollar roll agreement, it will earmark custodial account assets, such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions, having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained. Dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.


SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method.

         The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Such "country funds" may be either open-end or closed-end investment companies. The International Equity Fund may also purchase iShares (formerly, WEBS) issued by iShares, Inc. (formerly, WEBS Index Fund, Inc.) and similar securities of other issuers. iShares are shares of an investment company that invests substantially all of its assets in securities included in the

Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares of countries that are included in the MSCI EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

         iShares are listed on the American Stock Exchange (the "AMEX") and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the International Equity Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the MSCI EAFE Index could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares or other "country funds" as part of its investment strategy.


         The Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described above), may be expected to fluctuate in value more widely than SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of the Trust, or any other investment companies advised by the Adviser.

REITS

         The Mid Cap Growth and Small Cap Growth Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE INSTRUMENTS

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations, various floating rate instruments and other types of securities).

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Adviser will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that the Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

         PUT AND CALL OPTIONS. The Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

         In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

         In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         COVERED CALL OPTIONS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

         The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

         A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

         OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

         When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

         OPTIONS AND FUTURES CONTRACTS. The Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

         Options and futures can be volatile investments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

         The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

         FUTURES CONTRACTS -- BOND FUND. The Bond Fund may enter into contracts (both purchase and sale) for the future delivery of fixed income securities commonly known as interest rate futures contracts. The Bond Fund will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund holds or intends to purchase. The Bond Fund will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. The purchase of futures instruments in connection with securities which the Fund intends to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Bond Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of the Bond Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Bond Fund to a number of risks. Successful use of futures by the Bond Fund is subject to the ability of the Adviser to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Bond Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B.

         STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS. The Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 33-1/3% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

         There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

         As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds (except for the Bond Fund) may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

         The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

         The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund (except for the Bond Fund) may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

         In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

         None of the Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

         The Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         As one way of managing their exposure to different types of investments, the Balanced Allocation and Bond Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds (except for the Bond Fund) may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Forward foreign currency exchange contracts also allow the Funds (except for the Bond Fund) to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by the Board of Trustees.

         A Fund (except for the Bond Fund) may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Funds (except for the Bond Fund) may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

FOREIGN SECURITIES

         Investments by the Funds (except for the Bond Fund) in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

         Although the Funds (except for the Bond Fund) may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


         Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

         The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

         The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.


AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

         Each Fund (except for the Bond Fund) may invest in ADRs, EDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' 15% limitation with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

ASSET-BACKED SECURITIES


         The Balanced Allocation and Bond Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to each other. Assets generating such payments may include, but not be limited to, instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.


         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.


         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.


         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES


         The Balanced Allocation and Bond Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

CONVERTIBLE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         The Funds may purchase eligible securities on a "when-issued" basis, and may purchase or sell securities on a "forward commitment" basis. The Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

         A Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will earmark cash or liquid portfolio securities equal to the amount of the commitment. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases or delayed settlements exceeded 25% of the value of its assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

GUARANTEED INVESTMENT CONTRACTS

         Each Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 15% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by the Adviser), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 15% limitation on purchases of illiquid instruments, Rule 144A securities will not be considered to be illiquid if the Adviser has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

WARRANTS


         Each of the Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


U.S. TREASURY OBLIGATIONS AND RECEIPTS

         The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies. The Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

         The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury.

         Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

SHORT SALES

         Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

         While the Balanced Allocation Fund had not commenced operations as of the date of this Statement of Additional and has no portfolio turnover history, it is expected that the Fund may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase the Funds' turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by the Fund due to transaction costs. Under normal market conditions, the Fund's portfolio turnover rate is not expected to exceed 200% but the rate could be higher.


INVESTMENT LIMITATIONS


         In addition to the investment limitations disclosed in the Prospectuses, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

         No Fund may:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


         2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" will include commodity contracts.


         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

         4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

            (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

            (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

            (d) personal credit and business credit businesses will be considered separate industries.


         5. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         6. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

         7. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

        For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

         No Fund may:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.


         2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

         3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).


         4. Purchase securities of companies for the purpose of exercising control.

         5. Invest more than 15% of its net assets in illiquid securities.


         6. Purchase securities while its outstanding borrowings are in excess of 5% of its assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses are not deemed to be pledged for purposes of this limitation.

                                 NET ASSET VALUE


         The net asset value of each Fund is determined and the shares of each Fund are priced as of the times stated in the Prospectuses on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF DEBT SECURITIES

         Assets of the Funds invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

         In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

         A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

         Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

OTHER

         Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

         An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



         Shares of the Funds are sold on a continuous basis by the Trust's distributor, Professional Funds Distributor, LLC (the "Distributor"). As described in the Prospectuses, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to a separate account in a written statement of the number of shares purchased and the aggregate number of shares currently held.


         The Trust may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

                             MANAGEMENT OF THE TRUST


         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                            Number of
                                                  Length of                                Portfolios in
                                 Position(s)        Time                                   Fund Complex 3
        Name, Address,1           Held with       Served in    Principal Occupation(s)       Overseen by       Other Directorships
     Date of Birth and Age        the Trust       Position 2     During Past 5 Years           Trustee           Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary                  Chairman of         Since     Retired; formerly,                 37      Director, Strategic
Date of Birth:                   the Board and    August 1998  Co-Chairman of Ernst &                     Distribution, Inc., since
9/30/33                          Trustee                       Young, April 1984 to                       January 1999;  Director,
Age: 69                                                        September 1993.                            Commercial Metals Company,
                                                                                                          since March 2001.
John F. Durkott
Date of Birth:  7/11/44          Trustee             Since     President and Chief                37                     None
Age:  58                                          August 1998  Executive Officer,
                                                               Kittle's Home
                                                               Furnishings
                                                               Center, Inc.,
                                                               since January
                                                               1982; Partner,
                                                               Kittle's
                                                               Bloomington
                                                               Properties LLC,
                                                               since January
                                                               1981; Partner,
                                                               KK&D LLC, since
                                                               January 1989;
                                                               Partner, KK&D II
                                                               LLC, since
                                                               February 1998
                                                               (affiliated real
                                                               estate companies
                                                               of Kittle's Home
                                                               Furnishings
                                                               Center, Inc.).

Robert J. Farling                Trustee             Since     Retired; formerly,                 37                     None
Date of Birth:  12/4/36                           August 1998  Chairman, President and
Age:  66                                                       Chief Executive Officer,
                                                               Centerior Energy (electric
                                                               utility), March 1992 to
                                                               October 1997; Director,
                                                               Republic Engineered
                                                               Steels, October 1997 to
                                                               September 1998.

Richard W. Furst                 Trustee             Since     Garvice D. Kincaid                 37                     None
Date of Birth:  9/13/38                           August 1998  Professor of Finance and
Age:  64                                                       Dean, Gatton College of
                                                               Business and
                                                               Economics,
                                                               University of
                                                               Kentucky, since
                                                               1981.

Gerald L. Gherlein               Trustee             Since     Retired; formerly,                 37                     None
Date of Birth:  2/16/38                           August 1998  Executive Vice-President
Age:  65                                                       and General Counsel, Eaton
                                                               Corporation
                                                               (global
                                                               manufacturing),
                                                               1991 to March
                                                               2000.

                                                                                            Number of
                                                  Length of                                Portfolios in
                                 Position(s)        Time                                   Fund Complex 3
        Name, Address,1           Held with       Served in    Principal Occupation(s)       Overseen by     Other Directorships
     Date of Birth and Age        the Trust       Position 2     During Past 5 Years           Trustee         Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert
Date of Birth:  8/3/58           Trustee             Since     Chairman and CEO, Edward           37                     None
Age:  44                                          August 2002  Howard & Co. (public
                                                               relations agency), since
                                                               2001; CEO, Edward Howard &
                                                               Co., 2000-2001; VP/Senior
                                                               VP, Edward Howard & Co.,
                                                               1992-2000.

J. William Pullen                Trustee             Since     President and Chief                37                     None
Date of Birth:  4/24/39                           August 1998  Executive Officer, Whayne
Age:  64                                                       Supply Co. (engine and
                                                               heavy equipment
                                                               distribution), since 1986.

INTERESTED TRUSTEES
-------------------
John G. Breen 5
Date of Birth:   7/21/34         Trustee             Since     Retired; formerly,                 37     Director, The Sherwin
Age:  68                                          August 2002  Chairman and CEO, The                     Williams Co.; Director,
                                                               Sherwin Williams Co.,                     Parker Hannifin Corp.;
                                                               until May 2000.                           Director, Mead Westvaco
                                                                                                         Corp.; Director, Goodyear
                                                                                                         Tire & Rubber Co.;
                                                                                                         Director, The Stanley
                                                                                                         Works.

Herbert R. Martens, Jr.5         President and       Since     Executive Vice President,          37                     None
Date of Birth:  8/6/52           Trustee          August 1998  National City Corporation
Age:  50                                                       (bank holding company),
                                                               since July 1997; Chairman,
                                                               President and Chief
                                                               Executive Officer, NatCity
                                                               Investments, Inc.
                                                               (investment banking),
                                                               since July 1995; President
                                                               and Chief Executive
                                                               Officer, Raffensberger,
                                                               Hughes & Co.
                                                               (broker-dealer), 1993 to
                                                               1995; President, Reserve
                                                               Capital Group, 1990 to
                                                               1993.

                                                                                            Number of
                                                  Length of                                Portfolios in
                                 Position(s)        Time                                   Fund Complex 3
        Name, Address,1           Held with       Served in    Principal Occupation(s)       Overseen by     Other Directorships
     Date of Birth and Age        the Trust       Position 2     During Past 5 Years           Trustee         Held by Trustee 4
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Kathleen T. Barr 6
1900 E. 9th Street, 22nd Floor   Senior Vice         Since     Senior Vice President and          N/A                     N/A
Cleveland, OH  44114             President and     February    Managing Director of
Date of Birth:  5/2/55           Compliance          2003      Armada Funds Group,
Age:  47                         Officer                       National City Bank, since
                                                               June 1999; Vice
                                                               President and
                                                               Managing Director
                                                               of Armada Funds
                                                               Group, National
                                                               City Bank,
                                                               September 1997 to
                                                               June 1999; Vice
                                                               President and
                                                               Managing
                                                               Director,
                                                               National City
                                                               Investment
                                                               Management
                                                               Company
                                                               (including its
                                                               predecessor),
                                                               since May 1996.

W. Bruce McConnel 7              Secretary           Since     Partner, Drinker Biddle &          N/A                     N/A
One Logan Square                                   May 1998    Reath LLP, Philadelphia,
18th and Cherry Streets                                        Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  60

Christopher F. Salfi 7
530 E. Swedesford Road           Treasurer           Since     Director of Funds                  N/A                     N/A
Wayne, PA 19087                                   August 2001  Accounting, SEI
Date of Birth:  11/28/63                                       Investments Co., since
Age: 39                                                        January 1998; Fund
                                                               Accounting Manager, SEI
                                                               Investments Co., 1994 to
                                                               1997.

-------------------------
1 East trustee can be contacted by writing to National City Bank, c/o Michael Nanosky, 1900 East 9th Street, 22nd floor, Cleveland, OH 44114.
2 Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
3 The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes five portfolios of the Trust and 32 portfolios of Armada Funds that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
4 Includes a directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of Armada Funds. Mr. Neary and Mr. Martens also serve as Chairman and President, respectively, of Armada Funds.

5 Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
6 Ms. Barr also serves as Senior Vice President and Compliance Officer of Armada Funds. She previously served as Assistant Treasurer and Compliance Officer of the Trust and Armada Funds from August 2002 until February 2003.
7 Mr. McConnel and Mr. Salfi also serve as Secretary and Treasurer, respectively, of Armada Funds.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.


NOMINATING COMMITTEE

         The Board of Trustees has established a standing Nominating Committee which includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee has not set any procedures pursuant to which the Trust's security holders can submit nominees for consideration for Board vacancies.

TRUSTEE OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and the Armada fund family in the aggregate as of December 31, 2002.


INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF              PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE        EQUITY SECURITIES IN THE FUNDS 1    FAMILY 2 OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------------
Robert D. Neary                      None                          Over $100,000
-------------------------------------------------------------------------------------------
John F. Durkott                      None                          $1 - $10,000
-------------------------------------------------------------------------------------------
Robert J. Farling                    None                          Over $100,000
-------------------------------------------------------------------------------------------
Richard W. Furst                     None                        $10,001 - $50,000
-------------------------------------------------------------------------------------------
Gerald L. Gherlein                   None                          Over $100,000
-------------------------------------------------------------------------------------------
J. William Pullen                    None                          Over $100,000
-------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF              PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE        EQUITY SECURITIES IN THE FUNDS 1    FAMILY 2 OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------------
John G. Breen                        None                        Over $100,000
-------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.              None                        $1 - $10,000
-------------------------------------------------------------------------------------------

1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2002.
2  Includes the Trust and Armada Funds.

         As of April 2, 2003, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2002 was $4 million. The balance outstanding as of December 31, 2002 was $1.2 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of five months ending December 31, 2002. EH&C received fees of $48,000 for this engagement. In addition, EH&C undertakes occasional media training and other public relations projects for National City Bank. From September 2002 through January 2003, EH&C earned $38,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.

BOARD COMPENSATION


         Effective February 20, 2002, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Armada Funds. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity. Prior to February 20, 2002, each trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings, with the Chairman entitled to receive an additional fee of $5,000.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of Armada Funds and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.


         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended December 31, 2002:

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      From the Trust and
Person, Position                     From the Trust   the Trust's Expense    Retirement         Fund Complex*
----------------                     --------------   -------------------    ----------------   ------------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                    $102.92                $0                  $0                  $51,000

John F. Durkott, Trustee                 $76.17                $0                  $0                  $37,750

Robert J. Farling, Trustee               $76.17                $0                  $0                  $37,750

Richard W. Furst, Trustee                $76.17                $0                  $0                  $37,750

Gerald L. Gherlein, Trustee              $76.17                $0                  $0                  $37,750

Kathleen A. Obert1, Trustee              $22.73                $0                  $0                  $13,000

J. William Pullen, Trustee               $76.17                $0                  $0                  $37,750

INTERESTED TRUSTEES

Herbert R. Martens, Jr.,
President and Trustee                        $0                $0                  $0                     $0

John G. Breen1, Trustee                  $22.73                $0                  $0                  $13,000

--------------------------------------------------------------------------------

1        Ms. Obert and Mr. Breen began serving as trustees in August 2002.
* Each Trustee serves as a trustee of the Trust and Armada Funds, which as of December 31, 2002, together were authorized to offer for sale shares of 37 investment portfolios.

SHAREHOLDER AND TRUSTEE LIABILITY


         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


         The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

INVESTMENT ADVISER


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Trust's Funds by National City Investment Management Company, 1900 East Ninth Street, Cleveland, Ohio 44114, pursuant to two Investment Advisory Agreements dated as of August 18, 1993 and a third Investment Advisory Agreement dated as of September 1, 1999. One Investment Advisory Agreement relates to the management of the Small Cap Growth Fund, the Mid Cap Growth Fund and the Bond Fund, a second Investment Advisory Agreement relates to the management of the International Equity Fund, and the third Investment Advisory Agreement relates to the management of the Equity Growth and Balanced Allocation Funds (collectively, the "Advisory Agreements"). The Adviser is a registered investment adviser and an indirect wholly-owned subsidiary of NCC, a publicly-held bank holding company.

         Under the Advisory Agreements, the Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Trust's Funds as described in the Prospectuses. For the services provided and the expenses assumed pursuant to the Advisory Agreements, each of the Trust's Funds pays the Adviser a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 1.00% for the Small Cap Growth Fund and the Mid Cap Growth Fund; 0.55% for the Bond Fund; 0.75% for the Equity Growth Fund and Balanced Allocation Fund; and 1.15% for the International Equity Fund. The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund.

         The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.


         Pursuant to each of the Advisory Agreements, the Adviser will pay all expenses, including as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

         For the fiscal years ended December 31, 2002, 2001 and 2000, the Adviser earned fees and voluntarily waived the amounts listed below which were payable to it with respect to its advisory services:

----------------------------------------------------------------------------------------------------------------------
                   JANUARY 1, 2002 TO                JANUARY 1, 2001 TO               JANUARY 1, 2000 TO
                   DECEMBER 31, 2002                 DECEMBER 31, 2001                DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------
                                    FEES                             FEES                              FEES
                                    VOLUNTARILY                      VOLUNTARILY                       VOLUNTARILY
FUND               GROSS FEES       WAIVED           GROSS FEES      WAIVED           GROSS FEES       WAIVED
----------------------------------------------------------------------------------------------------------------------
Small
Cap Growth          $ 67,670        $     0          $103,772        $    0           $159,569         $     0
----------------------------------------------------------------------------------------------------------------------
Mid
Cap Growth          $ 87,272        $43,636          $137,478        $69,103          $229,860         $21,537
----------------------------------------------------------------------------------------------------------------------
Bond                $ 28,865        $     0          $ 33,879        $     0          $ 38,051         $     0
----------------------------------------------------------------------------------------------------------------------
International
Equity              $114,519        $49,791          $147,883        $64,297          $210,422         $47,070
----------------------------------------------------------------------------------------------------------------------
Equity
Growth              $ 35,540        $35,540          $ 41,581        $41,581          $ 43,721         $43,721
----------------------------------------------------------------------------------------------------------------------
Balanced
Allocation          N/A             N/A              N/A             N/A              N/A              N/A
----------------------------------------------------------------------------------------------------------------------

N/A      Not in operation during the period.

         Unless sooner terminated, each Advisory Agreement continues in effect as to a particular Fund for successive one-year periods if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. Each Advisory Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Adviser. An Advisory Agreement also terminates automatically in the event of an assignment, as defined in the 1940 Act.

         The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENTS


         At a meeting held on August 27, 2002, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreements for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the trustees included (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the Funds and comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's relationship with the Funds, (iv) the investment performance for the Funds, (v) ancillary services provided by the Adviser and its affiliates, (vi) any economies of scale realized by the Adviser and the Funds, and (vii) the Adviser's direct and indirect costs incurred in providing advisory services. The trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser in managing the Fund and the Adviser's compliance procedures and controls. Lipper Analytical Services prepared an analysis for the trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class and Lipper category. The Board also considered a report on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the period July 1, 2001 through June 30, 2002, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.


         After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreements.

PORTFOLIO TRANSACTIONS


         With respect to all Funds of the Trust pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's objective and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund's portfolio transactions.


         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers, serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to such adviser by the Trust.

Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.


         While the Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. For the fiscal years ended December 31, 2002, 2001 and 2000, the Trust paid an aggregate of $103,592, $113,513 and
$114,949, respectively, as brokerage commissions on behalf of the Funds.

         The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with NCC, the Adviser, the Distributor, or their affiliates, and will not give preference to NCC's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.


         The Funds of the Trust are managed in a similar manner as certain mutual funds of Armada Funds having similar investment objectives, policies and strategies as the Funds. Any other portfolio, investment company or account managed by the Adviser may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Investment Adviser, its parent or affiliates, and, in dealing with its customers, the Adviser, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


         The Funds held from time to time during the fiscal year ended December 31, 2002, securities of regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of December 31, 2002, the Bond Fund held $113,000 in corporate bonds of Salomon Smith Barney, $83,000 in corporate bonds of Morgan Stanley Dean Witter, $62,000 in corporate bonds of Bear Stearns, $37,000 in corporate bonds of Lehman Brothers, $17,000 in corporate bonds of Goldman Sachs and $16,000 in corporate bonds of Credit Suisse First Boston; the Equity Growth Fund held $65,000 in equity securities of Goldman Sachs; the International Equity Fund held $24,000 in equity securities of Credit Suisse First Boston; and the Small Cap Growth Fund held $28,000 in equity securities of Raymond James & Associates.

ADMINISTRATION AND ACCOUNTING SERVICES

         The Trust has entered into a Co-Administration and Accounting Services Agreement dated April 1, 2003 with PFPC, Inc. ("PFPC") and National City Bank ("NCB" and, together with PFPC, the "Co-Administrators") pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. Prior to April 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) served as the administrator to the Trust pursuant to an Administration Agreement effective as of July 6, 1999. NCB also provided sub-administration services to the trust pursuant to a sub-administration agreement between SIGFS and NCB dated as of July 6, 1999 (the "Sub-Administration Agreement"). SIGFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. SIGFS will continue to provide certain administration and accounting services to the Trust until May 31, 2003.

         The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

         PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

         Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

         For the fiscal years ended December 31, 2002, 2001 and 2000, SIGFS earned fees and voluntarily waived the amounts indicated below which were payable to them with respect to their administrative services to the indicated
Funds:

---------------------------------------------------------------------------------------------------------------------
                   JANUARY 1, 2002 TO                JANUARY 1, 2001 TO               JANUARY 1, 2000 TO
                   DECEMBER 31, 2002                 DECEMBER 31, 2001                DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------
                                    FEES                             FEES                              FEES
                                    VOLUNTARILY                      VOLUNTARILY                       VOLUNTARILY
FUND               GROSS FEES       WAIVED           GROSS FEES      WAIVED           GROSS FEES       WAIVED
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth   $18,857          $0               $28,771         $0               $31,741          $0
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth     $24,259          $0               $38,316         $0               $45,972          $0
---------------------------------------------------------------------------------------------------------------------
Bond               $13,902          $0               $16,892         $0               $13,836          $0
---------------------------------------------------------------------------------------------------------------------
International
Equity             $27,015          $0               $35,651         $0               $33,103          $0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Equity Growth      $12,692          $0               $15,370         $0               $11,659          $0
---------------------------------------------------------------------------------------------------------------------
Balanced
Allocation         N/A              N/A              N/A             N/A              N/A              N/A
---------------------------------------------------------------------------------------------------------------------

N/A Not in operation during the period.


DISTRIBUTOR


         Effective May 1, 2003, the Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania 19406. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust. Prior to May 1, 2003, SEI Investments Distribution Co. served as distributor of the Funds' shares. Unless otherwise terminated, the Distribution Agreement between the Trust and the Distributor continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Distributor, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party.


CUSTODIAN AND TRANSFER AGENT


         National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114, an affiliate of the Adviser, serves as Custodian to the Trust pursuant to the Custodian Services Agreement dated as of July 24, 1998 (the "Custody Agreement"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. National City Bank is paid an annual custody fee of .02% of each Fund's first $100 million of average daily gross assets, .01% of each Fund's next $650 million of average daily gross assets and .008% of the average daily gross assets of each Fund which exceed $750 million, exclusive of out-of-pocket expenses and transaction charges. National City Bank also receives a bundled transaction charge 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses. Custody fees shall be calculated daily and paid monthly.

         State Street Bank and Trust Company serves as transfer agent (the "Transfer Agent") pursuant to a Transfer Agency and Service Agreement dated August 4, 1999 (the "Transfer Agency Agreement"). The Transfer Agent will, among other things: receive for acceptance orders for the purchase of shares; pursuant to orders, issue the appropriate number of shares; receive for acceptance redemption requests and directions; execute transactions; pay over monies received from the Custodian to redeeming shareholders; effect transfers of shares; prepare and transmit payments for dividends and distributions; issue replacement certificates; maintain records of account; and record the issuance of shares. The Transfer Agent receives an annual base fee per Fund plus a per account fee and is reimbursed for out-of-pocket expenses.

INDEPENDENT AUDITORS


         Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in The Armada Advantage Fund 2002 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP.


                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES


         The Armada Advantage Fund is a Massachusetts business trust. The Trust was organized on May 18, 1993 and the Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 19, 1993. The Declaration of Trust authorizes the Trust, through the Board of Trustees, to issue an unlimited number of shares and to classify or re-classify any unissued shares into one or more additional classes by setting or changing in one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of six series of shares, each representing interests in one of six separate portfolios: the Small Cap Growth Fund, Mid Cap Growth Fund, Bond Fund, International Equity Fund, Balanced Allocation Fund and Equity Growth Fund.

         The Trust's shares have no pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Trust's shares will be fully paid and non-assessable. In the event of the liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, at a proportionate distribution based on the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities in an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interest of each Fund in the matter is substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an Advisory Agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.


         Shareholders are entitled to one vote for each dollar of net asset value invested and a proportionate fractional vote for any fraction of one dollar of net asset value invested, and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Trust's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.

         The Trust does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Trust's Agreement and Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

         The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Trust if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Trust's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.


VOTE OF A MAJORITY OF THE OUTSTANDING SHARES


         As used in this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or a Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.

ADDITIONAL TAX INFORMATION

         Each Fund intends to qualify as a "regulated investment company" (a "RIC") under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds, particularly the International Equity Fund, by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


         To qualify as a RIC, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded RICs, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a RIC also could result in the loss of the tax-favored status of variable annuity contracts based on a segregated asset account which invests in the Fund.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.


         Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

         Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the prospectus with respect to such contract or policy for further tax information.


         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL EQUITY FUND


         If, for any reason, the International Equity Fund were treated as being a United Kingdom ("UK") resident, the International Equity Fund's worldwide income and capital gains would be subject to UK tax. If, for any reason, the International Equity Fund were treated as having a permanent establishment in the UK, the International Equity Fund's UK source income (although not its capital gains) would become subject to UK tax and certain other advantages otherwise available to the International Equity Fund under the double tax treaty between the UK and the US would not be available. Provided that the International Equity Fund is not treated as being resident or having a permanent establishment in the UK, the International Equity Fund will not incur any UK tax liability with respect to the types of income or gains that it is likely to receive, except with respect to income on UK securities held in the International Equity Fund's portfolio. The Trust believes, based upon the advice of special counsel, that it would be highly unlikely for the International Equity Fund, as a result of the activities of the Adviser, to be deemed or treated as being a UK resident for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the United States and the UK.


CODES OF ETHICS


         The Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased and held by the Funds for their own accounts.



                             PERFORMANCE INFORMATION


GENERAL


         From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

         In addition, from time to time, the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Total return and yield are functions of the type and quality of instruments held in the Fund, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or the Administrator voluntarily reduce all or a part of their respective fees, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.


         Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract, variable life insurance policy, or qualified pension or retirement plan, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.


YIELDS OF THE FUNDS


         Yields of each of the Funds will be computed by analyzing net investment income per share for a recent 30-day period and dividing that amount by a Fund shares maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro-rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time, depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


         For the 30-day period ended December 31, 2002, the yield for the Bond Fund was 3.45%.


CALCULATION OF TOTAL RETURN

         Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         For the one and five-year periods ended December 31, 2002 and the period from commencement of operations to December 31, 2002, the average annual total returns for the Funds were, respectively:

-------------------------------------------------------------------------------
FUND                             ONE YEAR       FIVE YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------
Equity Growth Fund               -28.06%              *            -12.02%
-------------------------------------------------------------------------------
International Equity Fund        -18.10%          -2.85%             0.84%2
-------------------------------------------------------------------------------
Mid Cap Growth Fund              -31.48%          -4.40%             2.98%2
-------------------------------------------------------------------------------
Small Cap Growth Fund            -40.27%         -10.43%             1.13%2
-------------------------------------------------------------------------------
Balanced Allocation Fund             **              **                **
-------------------------------------------------------------------------------
Bond Fund                          8.97%           5.50%             5.06%2
-------------------------------------------------------------------------------


*        Not in operation for the full period.
**       Not in operation during the period.
1        Since September 13, 1999.
2        Since September 23, 1993.

PERFORMANCE COMPARISONS


         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow-Jones & Co., Inc., Standard & Poor's Corporation, Shearson-Lehman Brothers, Inc. and the Russell 2000 Growth Index and to data prepared by Lipper Analytical Services, Inc. a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly, 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and USA Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above, may be included in advertisements and in reports to shareholders.


         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. Such performance examples will be based on an expressed set of assumptions and are not indicative of the performance of any of the Funds.


         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical-risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon the respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity as well as expenses allocated to the Fund. Fees imposed on customer accounts by the Adviser or its affiliated or correspondent banks or cash management services will reduce a Fund's effective yield to its customers.

MISCELLANEOUS

         Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares outstanding cast in person or by proxy at a meeting called for that purpose, or by a written declaration signed by the shareholders voting not less than two-thirds of the shares then outstanding.

         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.


         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed fee.

         Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.


         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.


         Pursuant to Rule 17f-2, since the Adviser and National City Bank serve as the Funds' Adviser and Custodian, respectively, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Funds' independent auditors.


         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.


         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

         The table below lists shareholders who owned of record 5% or more of a Fund's shares as of April 2, 2003. A shareholder who owns more than 25% of a Fund's shares may be presumed to control the Fund because the shareholder possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Fund.

-------------------------------------------------------------------------------------------------------
                                                                                    PERCENTAGE OF FUND
ARMADA ADVANTAGE EQUITY GROWTH                           OUTSTANDING SHARES            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Sheldon & Co                                                400,348.2580                  62.98%
C/O National City Bank
ATTN: Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
-------------------------------------------------------------------------------------------------------
Hartford Life Insurance Co.                                 135,205.6530                  21.27%
Separate Account Two
Attn: Carol Lewis
PO Box 2999
Hartford, CT 06104-2999
-------------------------------------------------------------------------------------------------------
Hartford Life Seed Account                                  100,087.0650                  15.75%
Attn: Carol Lewis
PO Box 2999
Hartford, CT 06104-2999
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                    PERCENTAGE OF FUND
ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND               OUTSTANDING SHARES            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Sheldon & Co                                                763,406.3950                  58.15%
C/O National City Bank
ATTN: Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984
-------------------------------------------------------------------------------------------------------
Armada Fund Advantage Non-Qualified                         306,128.0070                  23.32%
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------
Hartford Life Insurance Co.                                 104,128.3850                  7.93%
Separate Account Two
Attn: Carol Lewis
PO Box 2999
Hartford, CT 06104-2999
-------------------------------------------------------------------------------------------------------
Armada Fund Advantage Qualified                             132,231.6240                  10.07%
700 SW Harrison St.
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                    PERCENTAGE OF FUND
ARMADA ADVANTAGE SMALL CAP GROWTH FUND                   OUTSTANDING SHARES            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Sheldon & Co                                                226,023.6950                  27.83%
C/O National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984
-------------------------------------------------------------------------------------------------------
Armada Fund Advantage Qualified                             203,193.7890                  25.02%
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------
Armada Fund                                                 364,114.7050                  44.83%
Advantage Non-Qualified
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                    PERCENTAGE OF FUND
ARMADA ADVANTAGE MID CAP GROWTH FUND                     OUTSTANDING SHARES            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Armada Fund Advantage Qualified                             669,796.1050                  31.18%
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------
Hartford Life Insurance Co.                                 252,170.8000                  11.74%
Separate Account Two
Attn: Carol Lewis
PO Box 2999
Hartford, CT 06104-2999
-------------------------------------------------------------------------------------------------------
Armada Fund                                                1,217,596.1150                 56.68%
Advantage Non-Qualified
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                    PERCENTAGE OF FUND
ARMADA ADVANTAGE BOND FUND                               OUTSTANDING SHARES            SHARES OWNED
-------------------------------------------------------------------------------------------------------
Armada Fund Advantage Qualified                              91,088.0690                  20.67%
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------
Armada Fund                                                 178,448.6430                  40.49%
Advantage Non-Qualified
700 SW Harrison St
Topeka, KS 66636-0001
-------------------------------------------------------------------------------------------------------
Sheldon & Co                                                166,099.3680                  37.69%
C/O National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984
-------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.



         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         R-1      Prime Credit Quality

         R-2      Adequate Credit Quality

         R-3      Speculative

         All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - This category indicates bonds in default of either interest or principal.

         ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.


NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o Positive means that a rating may be raised.
             o Negative means that a rating may be lowered.
             o Stable means that a rating is not likely to change.
             o Developing means a rating may be raised or lowered.
             o N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody's written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used:
Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

RATING TRENDS

         With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

         Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

RATING ACTIONS

         In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

          SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

         DISCONTINUED RATINGS: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

         It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

         RATINGS "UNDER REVIEW": DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.


MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

         DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B



                  Certain Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.


                  (a)      Index Futures Contracts


                  GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.


                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Funds will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of the Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

                  (b)      Margin Payments


                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


                  (c)      Risks of Transactions in Futures Contracts

                  There are several risks in connection with the use of futures by the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the

Adviser. It is also possible that, where a Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


                  Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


                  (d)      Options on Futures Contracts

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Funds will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

                  (e)      Other Matters

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                           THE ARMADA ADVANTAGE FUND

                                     PART C

                                OTHER INFORMATION


ITEM 23.          EXHIBITS.


         (a)      (1)      Declaration of Trust dated May 18, 1993 is
                           incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 5 to the Registrant's
                           Registration Statement on Form N-1A (Nos.
                           33-65690/811-7850) as filed with the Securities and Exchange Commission (the "SEC") on April 16, 1997
                           ("PEA No. 5").

                  (2) Amendment No. 1 to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (Nos. 33-65690/811-7850) as filed with the Securities and Exchange Commission (the "SEC") on May 1, 2000 ("PEA No. 13").

         (b)      (1)      Code of Regulations is incorporated herein by
                           reference to Exhibit 2(a) of PEA No. 5.

                  (2) Amendment to Code of Regulations dated February 10, 1994 is incorporated herein by reference to Exhibit 2(b) of PEA No. 5.

         (c) Article III, Sections 3.1a and 3.1b; Article V, Sections 5.1b and 5.1c; and Article VIII, Section 8.1 are incorporated herein by reference to Exhibit 1 of PEA No. 5.

         (d)      (1)      Investment Advisory Agreement between Registrant
                           and National City Investment Management Company, dated August 18, 1993, relating to the Mid Cap Growth
                           Fund (formerly known as the Mid Capitalization Fund), the Small Cap Growth Fund (formerly known as the
                           Small Capitalization Fund) and the Bond Fund is incorporated herein to Exhibit 5(a) of PEA No. 5.

                  (2) First Amendment to the Investment Advisory Agreement dated June 9, 2000 to the Investment Advisory Agreement dated August 18, 1993 is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (Nos. 33-65690/811-7850) as filed with the Securities and Exchange Commission (the "SEC") on April 30, 2001 ("PEA No. 14").

                  (3) Investment Advisory Agreement between Registrant and National City Investment Management Company, dated August 18, 1993, relating to the International Equity Fund (formerly known as the International Discovery
                           Fund) is incorporated herein by reference to Exhibit 5(b) to PEA No. 5.

                  (4) Second Amendment to the Advisory Agreement dated June 9, 2000 to the Investment Advisory Agreement dated August 18, 1993 is incorporated herein by reference to Exhibit (d)(4) of PEA No. 14.

                  (5) Investment Advisory Agreement between Registrant and National City Investment Management Company, dated September 1, 1999, relating to the Armada Advantage Equity Growth and Armada Advantage Balanced Allocation Funds is incorporated herein by reference to Exhibit (d)(3) of PEA No. 13.

                  (6) First Amendment to the Investment Advisory Agreement dated June 9, 2000 to the Investment Advisory Agreement dated September 1, 1999 is incorporated herein by reference to Exhibit (d)(6) of PEA No. 14.


         (e) Form of Underwriting Agreement between Registrant and Professional Funds Distributor LLC, dated as of May 1, 2003.


         (f)      Not Applicable.

         (g) Custody Agreement between Registrant and National City Bank, dated July 24, 1998 is incorporated herein by reference to
                  Exhibit 8(a) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (Nos. 33-65690/811-7850) as filed with the SEC on September 18, 1998 ("PEA No. 9").

                  (1) Exhibit A dated June 9, 2000 to the Custodian Services Agreement dated July 24, 1998 is incorporated herein by reference to Exhibit (g)(1) of PEA No 14.


                  (2) Foreign Custodian Monitoring Agreement between Registrant and National City Bank dated May 24, 2001 is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (Nos. 33-65690/811-7850) as filed with the SEC on March 1, 2002 ("PEA No. 15").


         (h)      (1)      Administration Agreement between Registrant and SEI
                           Investments Mutual Funds Services, dated July 6, 1999
                           is incorporated herein by reference to Exhibit (h)(1) of PEA No. 13.

                  (2) Exhibit A dated June 9, 2000 to the Administration and Accounting Services Agreement dated July 6, 1999 is incorporated herein by reference to Exhibit (h)(2) of PEA No. 14.


                  (3) Amendment No.1 dated as of March 1, 2002 to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services, dated July 6, 1999.

                  (4) Amendment No. 2 dated as of September 1, 2002 to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services, dated July 6, 1999.

                  (5) Fund Participation and Variable Contract Marketing Agreement between Registrant and Security Benefit Life Insurance Company, on its behalf and on behalf of The Parkstone Variable Annuity Account, The Parkstone Advantage Fund, National City Investment Management Company, Security Management Company, Security Distributors, Inc., and [Servicing Agent], dated September 10, 1993 is incorporated herein by reference to Exhibit 9(c) of PEA No. 5.

                  (6) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 1999 is incorporated herein by reference to Exhibit (h)(3) of PEA No. 13.

                  (7) Amendment dated June 9, 2000 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 4, 1999.

                  (8) Form of Co-Administration and Accounting Services Agreement among Registrant, Armada Funds, PFPC Inc. and National City Bank dated as of April 1, 2003.


         (i)      (1)      Opinion of Counsel dated May 28, 1999 is incorporated
                           herein by reference to Exhibit (i) of PEA No. 12.

         (j)      (1)      Consent of Drinker Biddle & Reath LLP.

                  (2)      Consent of Ernst & Young LLP.

         (k)               Not Applicable.

         (l) Purchase Agreement between Registrant and Security Benefit Life Insurance Company, dated August 17, 1993 is incorporated herein by reference to Exhibit 13 of PEA No. 5.

         (m)               Not Applicable.

         (n)      Not Applicable.

         (p)      (1)      Code of Ethics - The Armada Advantage Fund is
                           incorporated herein by reference to Exhibit (p)(1) of PEA No. 14.

                  (2) Code of Ethics - National City Investment Management Company is incorporated herein by reference to Exhibit (p)(2) of PEA No. 14.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Registrant is controlled by its Board of Trustees, all of the members of which also serve as members of the Board of Trustees of Armada Funds. As of April 22, 2003, National
                  City Corporation, as trustee of the Non-Contributory Pension Plan owned beneficially the following percentages of certain funds, respectively: Equity Growth Fund, 62.9%, and International Equity Fund (formerly known as the International Discovery Fund), 58.3%. National City Corporation may be presumed to control both the Registrant and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of certain of the funds. As a result, National City Corporation may have the ability to elect the Trustees of the Trust, approve the Investment Advisory and Underwriting Agreements for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.


ITEM 25.          INDEMNIFICATION.


                  Indemnification of Registrant's principal underwriter, custodian, investment adviser, administrators and transfer agent is provided for in Section 10 of the Underwriting Agreement filed herewith, Sections 12 and 10 of the Custody Agreements incorporated by reference as Exhibit 8(a) and 8(b) of PEA No. 9, Section 8 of the Investment Advisory Agreements incorporated by reference as Exhibits 5(a) and (b) of PEA No. 5, Section 9 of the Investment Advisory Agreement which is incorporated by reference as Exhibit (d)(3) to PEA No. 13,
                  Article 5 of the Administration Agreement which is incorporated by reference as Exhibit (h)(1) to PEA No. 13,
                  Section 13 of the Co-Administration and Accounting Services Agreement filed herewith, and Section 8 of the Transfer Agency Agreement which is incorporated by reference as Exhibit (h)(3) to PEA No. 13, respectively. Registrant has obtained from a major insurance carrier a Trustee's and officer's liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant. In addition, Section 9.2 of

                  Registrant's Agreement and Declaration of Trust dated May 18, 1993, provides as follows:

                  9.2 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify, to the fullest extent permitted by law, every person who is or has been a Trustee or officer of the Trust and any person rendering or having rendered Investment Advisory, administrative, distribution, custodian or transfer agency services to the Trustee or to the Trust or any series thereof pursuant to Article VII of this Declaration of Trust or otherwise, and every officer, director, Trustee, Shareholder, employee and agent of any such person (all persons hereinafter referred to as the "covered persons") against all liabilities and expenses (including amounts paid in satisfaction of judgments, and compromise, as fines an penalties, and as counsel fees (reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or which he may be threatened while as a covered person or thereafter, by reason of his being or having been such a covered person except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromised payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that, if either the matter of willful misfeasance, gross negligence, or reckless disregard of duty or the matter of bad faith had been adjudicated, it would in the opinion of such counsel, have been adjudicated in favor of such person. The rights accruing to any covered person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided, however, that no covered person may satisfy any right of indemnity or reimbursement except out of the property of the Trust. If the Trustees make advance payments in connection with the indemnification under this Section 9.2; provided, however, that the indemnified covered person shall have given a written undertaking to reimburse the Trust in the event that it is subsequently determined that he is not entitled to such indemnification. Rights of indemnification herein provided may be insured against by policies maintained by the Trust. Such rights of indemnification are severable, and such inure to the benefit of the heirs, executors, administrators and other legal representatives of such covered persons.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  National City Investment Management Company ("IMC") Cleveland, Ohio is an investment adviser registered under the Investment Advisers' Act of 1940, as amended (the "Advisers Act"). IMC is an indirect, wholly-owned subsidiary of National City Corporation. IMC also serves as an investment adviser to both taxable and tax-exempt clients, including pensions, endowments, corporations, individual portfolios and Armada Funds. To the knowledge of Registrant, none of the directors or officers of IMC is or has been at any time during the past two fiscal years engaged in any other business profession, vocation or employment of a substantial nature, except that certain directors and officers of IMC may also hold positions with IMC's parent, or National City Corporation or other subsidiaries.

ITEM 27.          PRINCIPAL UNDERWRITER.


      (a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies as of May 1, 2003:

         Armada Funds
         The Armada Advantage Fund

         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

      (b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

         Philip H. Rinnander        -       President & Owner
         Barbara A. Rice            -       Vice President
         Thomas L. Schwegel         -       Vice President

      (c)         Not applicable.

         (a) Compensation to SEI Investments Distribution Co., Registrant's former principal underwriter, during the fiscal year ended December 31, 2002 was as follows:

   NET UNDERWRITING                   COMPENSATION
     DISCOUNTS AND                    ON REDEMPTION                BROKERAGE                    OTHER
      COMMISSIONS                    AND REPURCHASE               COMMISSIONS               COMPENSATION
   ----------------                  --------------               -----------               ------------
          -0-                              -0-                        -0-                        -0-



ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

                  (1) National City Investment Management Company, 1900 East Ninth Street, Cleveland, Ohio 44114-3484 (records relating to its functions as investment adviser for the Funds).


                  (2) SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor and administrator).


                  (3) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).


                  (4) National City Bank, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to its functions as custodian and co-administrator for the Funds).


                  (5) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as transfer agent for the Funds).


                  (6) PFPC Inc. and Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 (records relating to their functions as co-administrator and distributor, respectively).


ITEM 29.          MANAGEMENT SERVICES.

                  Not Applicable.

ITEM 30.          UNDERTAKINGS.

                  None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 16 to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cleveland, State of Ohio on the 30th day of April, 2003.


                            THE ARMADA ADVANTAGE FUND

                                     /s/ Herbert R. Martens, Jr.
                                     -------------------------------------------
                            By:      Herbert R. Martens, Jr.
                                     President


         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 16 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                            TITLE                                     DATE


* Robert D. Neary                           Chairman of the Board;                      April 30, 2003
---------------------------
Robert D. Neary                             Trustee


* John F. Durkott                           Trustee                                     April 30, 2003
---------------------------
John F. Durkott


* Robert J. Farling                         Trustee                                     April 30, 2003
---------------------------
Robert J. Farling


* John G. Breen                             Trustee                                     April 30, 2003
---------------------------
John G. Breen


* Richard W. Furst                          Trustee                                     April 30, 2003
---------------------------
Richard W. Furst


* Gerald L. Gherlein                        Trustee                                     April 30, 2003
---------------------------
Gerald L. Gherlein


* Kathleen A. Obert                         Trustee                                     April 30, 2003
---------------------------
Kathleen A. Obert


* J. William Pullen                         Trustee                                     April 30, 2003
---------------------------
J. William Pullen

                                      -8-

/s/ Herbert R. Martens, Jr.                 President; Trustee                          April 30, 2003
---------------------------
Herbert R. Martens, Jr.


/s/ Chris Salfi                             Treasurer                                   April 30, 2003
---------------------------
Chris Salfi




*By:   /s/ Herbert R. Martens, Jr.
       --------------------------------------------
          Herbert R. Martens, Jr., Attorney-In-Fact


                           THE ARMADA ADVANTAGE FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of The Armada Advantage Fund on February 28, 2003 and remains in effect on the date hereof:


                  FURTHER RESOLVED, that the officers of Advantage required to execute any amendments to Advantage's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Herbert R. Martens, Jr. and
W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said officers might or could do in person.




                            THE ARMADA ADVANTAGE FUND




                            By:       /s/ W. Bruce McConnel
                                     ----------------------
                                     W. Bruce McConnel
                                     Secretary


Dated:  April 30, 2003

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  April 23, 2001



/s/ Robert D. Neary
-------------------
Robert D. Neary

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  April 23, 2001



/s/ John F. Durkott
-------------------
John F. Durkott

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  April 23, 2001



/s/ Robert J. Farling
---------------------
Robert J. Farling

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kathleen
A. Obert, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  February 4, 2003



/s/ Kathleen A. Obert
---------------------
Kathleen A. Obert

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, Dean, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, is true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  April 23, 2001



/s/ Richard W. Furst, Dean
--------------------------
Richard W. Furst, Dean

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  April 23, 2001



/s/Gerald L. Gherlein
-------------------
Gerald L. Gherlein

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John G. Breen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  January 22, 2003



/s/ John G. Breen
-----------------
John G. Breen

                            THE ARMADA ADVANTAGE FUND


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Armada Advantage Fund, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  April 27, 2001



/s/ J. William Pullen
---------------------
J. William Pullen

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

(e) Form of Underwriting Agreement between Registrant and Professional Funds Distributor, LLC dated as of May 1, 2003.

(h)(3)            Amendment No. 1 dated as of March 1, 2002 to the
                  Administration Agreement.

(h)(4) Amendment No. 2 dated as of September 1, 2002 to the Administration Agreement.

(h)(7) Amendment dated June 9, 2000 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 4, 1999.

(h)(8) Form of Co-Administration and Accounting Services Agreement among Registrant, Armada Funds, PFPC Inc. and National City Bank dated as of April 1, 2003.

(j)(1)            Consent of Drinker Biddle & Reath LLP.

(j)(2)            Consent of Ernst & Young LLP.